UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

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[ ]	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2)

[X]	Definitive Proxy Statement

[ ]	Definitive Additional Materials

[ ]	Soliciting Material Pursuant to §240.14a-12

MAMAMANCINI’S HOLDINGS, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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MAMAMANCINI’S HOLDINGS, INC.

25 Branca Road

East Rutherford, New Jersey 07073
(201) 531-1212

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS TO BE HELD JUNE 22, 2016

TO OUR SHAREHOLDERS:

You are cordially invited to attend the Annual Meeting of Shareholders (the “Annual Meeting”) of MamaMancini’s Holdings, Inc., a Nevada corporation (together with its subsidiaries, “Company”, “MamaMancini’s”, “we”, “us” or “our”), which will be held on June 22, 2016, at 12:00 Noon at 355 Murray Hill Parkway Suite 103 East Rutherford NJ 07043, for the following purposes:

1.	To elect seven directors to hold office for a one-year term and until each of their successors are elected and qualified.

2.	To ratify the appointment of Rosenberg Rich Baker Berman and Company, Certified Public Accountants, as our independent registered public accounting firm for the fiscal year ending January 31, 2016;

3.	To consider and conduct a non-binding advisory vote on a proposal to approve the Company’s executive compensation;

4.	To consider and conduct a non-binding advisory vote on a proposal regarding the frequency of advisory votes on executive compensation; and

5.	To transact such other business as may properly come before the Annual Meeting or any postponement or adjournment thereof.

A copy of the Annual Report of the Company’s operations during the fiscal year ended January 31, 2016 is available on request or at www.sec.gov.

The Board of Directors has fixed the close of business on May 23, 2015, as the record date for the determination of shareholders entitled to receive notice of and to vote at the Annual Meeting of Shareholders and any adjournment or postponement thereof. A complete list of shareholders entitled to vote at the Annual Meeting will be available for inspection for ten days prior to the Annual Meeting at the Offices of the Company located at 25 Branca Road, East Rutherford, New Jersey 07073.

By Order of the Board of Directors

/s/ Carl Wolf
Carl Wolf
CEO and Chairman of the Board

May 27, 2016
East Rutherford, New Jersey

YOUR VOTE IS IMPORTANT

WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING IN PERSON, TO ASSURE THAT YOUR SHARES WILL BE REPRESENTED, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY WITHOUT DELAY IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO ADDITIONAL POSTAGE IF MAILED IN THE UNITED STATES. IF YOU ATTEND THE ANNUAL MEETING, YOU MAY VOTE IN PERSON IF YOU WISH TO DO SO EVEN IF YOU HAVE PREVIOUSLY SENT IN YOUR PROXY.

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MAMAMANCINI’S HOLDINGS, INC.

25 Branca Road

East Rutherford, New Jersey 07073

PROXY STATEMENT

ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON JUNE 22, 2016

GENERAL INFORMATION ABOUT THE PROXY STATEMENT AND ANNUAL MEETING

General

This Proxy Statement is being furnished to the shareholders of MamaMancini’s Holdings, Inc. (together with its subsidiaries, “Company”, “MamaMancini’s”, “we”, “us” or “our”) in connection with the solicitation of proxies by our Board of Directors (the “Board of Directors” or the “Board”) for use at the Annual Meeting of Shareholders to be held at 355 Murray Hill Parkway Suite 103 East Rutherford NJ 07043 on June 22, 2016, and at any and all adjournments or postponements thereof (the “Annual Meeting”) for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders. Accompanying this Proxy Statement is a proxy/voting instruction form (the “Proxy”) for the Annual Meeting, which you may use to indicate your vote as to the proposals described in this Proxy Statement. It is contemplated that this Proxy Statement and the accompanying form of Proxy will be first mailed to MamaMancini’s shareholders on or about June 6, 2016.

The Company will solicit shareholders by mail through its regular employees and will request banks and brokers and other custodians, nominees and fiduciaries, to solicit their customers who have stock of the Company registered in the names of such persons and will reimburse them for reasonable, out-of-pocket costs. In addition, the Company may use the service of its officers and directors to solicit proxies, personally or by telephone, without additional compensation.

Voting Securities

Only shareholders of record as of the close of business on May 23, 2016 (the “Record Date”) will be entitled to vote at the Annual Meeting and any adjournment or postponement thereof. As of the Record Date, there were approximately 26,736,194 shares of common stock of the Company, issued and outstanding and entitled to vote representing approximately 133 holders of record. Shareholders may vote in person or by proxy. Each holder of shares of common stock is entitled to one vote for each share of stock held on the proposals presented in this Proxy Statement. The Company’s bylaws provide that a majority of all the shares of stock entitled to vote, whether present in person or represented by proxy, shall constitute a quorum for the transaction of business at the Annual Meeting. The enclosed Proxy reflects the number of shares that you are entitled to vote. Shares of common stock may not be voted cumulatively.

Voting of Proxies

All valid proxies received prior to the Annual Meeting will be voted. The Board of Directors recommends that you vote by proxy even if you plan to attend the Annual Meeting. To vote by proxy, you must fill out the enclosed Proxy, sign and date it, and return it in the enclosed postage-paid envelope. Voting by proxy will not limit your right to vote at the Annual Meeting if you attend the Annual Meeting and vote in person. However, if your shares are held in the name of a bank, broker or other holder of record, you must obtain a proxy executed in your favor, from the holder of record to be able to vote at the Annual Meeting.

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Revocability of Proxies

All Proxies which are properly completed, signed and returned prior to the Annual Meeting, and which have not been revoked, will be voted in favor of the proposals described in this Proxy Statement unless otherwise directed. A shareholder may revoke his or her Proxy at any time before it is voted either by filing with the Secretary of the Company, at its principal executive offices located at 25 Branca Road, East Rutherford, New Jersey 07073, a written notice of revocation or a duly-executed Proxy bearing a later date or by attending the Annual Meeting and voting in person.

Required Vote

Representation at the Annual Meeting of the holders of a majority of the outstanding shares of our common stock entitled to vote, either in person or by a properly executed Proxy, is required to constitute a quorum. Abstentions and broker non-votes, which are indications by a broker that it does not have discretionary authority to vote on a particular matter, will be counted as “represented” for the purpose of determining the presence or absence of a quorum. Under the Nevada Revised Statutes, once a quorum is established, shareholder approval with respect to a particular proposal is generally obtained when the votes cast in favor of the proposal exceed the votes cast against such proposal.

In the election of our Board of Directors, shareholders are not allowed to cumulate their votes. Shareholders are entitled to cast a vote for each of the openings on the Board to be filled at the Annual Meeting. The seven nominees receiving the highest vote totals will be elected as our Board of Directors. For approval of the proposed ratification of our independent registered accountants, the votes cast in favor of the proposal must exceed the votes cast against the proposal. Accordingly, abstentions and broker non-votes will not affect the outcome of the election of the Board of Directors or the ratification of the independent public accountants.

Shareholders List

For a period of at least ten days prior to the Annual Meeting, a complete list of shareholders entitled to vote at the Annual Meeting will be available at the principal executive offices of the Company located at 25 Branca Road, East Rutherford, New Jersey 07073 so that stockholders of record may inspect the list only for proper purposes.

Expenses of Solicitation

The Company will pay the cost of preparing, assembling and mailing this proxy-soliciting material, and all costs of solicitation, including certain expenses of brokers and nominees who mail proxy material to their customers or principals.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

The Company’s Board of Directors currently consists of seven authorized directors. A total of seven directors will be elected at the Annual Meeting to serve until the next annual shareholder meeting. The persons named as “Proxies” in the enclosed Proxy will vote the shares represented by all valid returned proxies in accordance with the specifications of the shareholders returning such proxies. If no choice has been specified by a shareholder, the shares will be voted FOR the nominees. If at the time of the Annual Meeting any of the nominees named below should be unable or unwilling to serve, which event is not expected to occur, the discretionary authority provided in the Proxy will be exercised to vote for such substitute nominee or nominees, if any, as shall be designated by the Board of Directors. If a quorum is present and voting, the nominees for directors receiving the highest number of votes will be elected. Abstentions and broker non-votes will have no effect on the vote.

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NOMINEES FOR ELECTION AS DIRECTOR

The following sets forth certain information about each of the director nominees:

Carl Wolf, age 72.

Mr. Wolf has been our Chairman of the Board and Chief Executive Officer since February 2010. Mr. Wolf was founder, Chairman of the Board, and Chief Executive Officer of Alpine Lace Brands, Inc. Mr. Wolf has an M.B.A. from the University of Pittsburgh and a B.A. from Rutgers University. MamaMancini’s believes that Mr. Wolf’s contacts in the food industry and his overall insight into our business are a valuable asset to the Company.

Matthew Brown, age 47.

Mr. Brown has been our Director and President since February 2010. From April 2001 until January 2012, Mr. Brown was President of Hors D’oeuvres Unlimited. Mr. Brown has an M.B.A. from the University of Illinois and a B.A. from the University of Michigan. MamaMancini’s believes that Mr. Brown’s work with, and insight into, the sales and marketing of products in the food industry is a valuable asset to the Company.

Independent Directors:

Steven Burns, age 55.

Mr. Burns has been our Director since February 2010. Mr. Burns is currently President and Chief Executive Officer of Point Prospect, Inc., which deals with investments and services in real estate, clean and efficient energy, food, and healthcare technology. Mr. Burns is also Chairman of the Board of Meatball Obsession, LLC. For 24 years prior to this, Mr. Burns was a senior executive at Accenture. Mr. Burns is a graduate of Boston College with a B.S. degree in Business Management. The Company believes that Mr. Burns’ experience in management and operations will assist us.

Alfred D’Agostino, age 62.

Mr. D’Agostino has been our Director since February 2010. Mr. D’Agostino currently serves as President of World Wide Sales Inc., a perishable food broker servicing the New York/New Jersey metropolitan and Philadelphia marketplaces. Mr. D’Agostino was Vice President of the perishable business unit at Marketing Specialists, a national food brokerage, for over five years. Mr. D’Agostino graduated from the City College of New York, receiving a B.S. in Business Management. The Company believes that Mr. D’Agostino’s experience in managing food brokerage and food distribution companies will assist us.

Thomas Toto, age 61.

Mr. Toto has been our Director since February 2010. Mr. Toto is currently Senior Business Manager of World Wide Sales Inc., a perishable food broker servicing the New York/New Jersey metropolitan and Philadelphia marketplaces. Prior to this, Mr. Toto was a Division President for DCI Cheese Co., an importer and distributor of cheese. Mr. Toto has an M.B.A. and a B.A. from Seton Hall University. MamaMancini’s believes that Mr. Toto’s experience in managing food brokerage and food distribution companies will assist us.

Dan Altobello, age 75.

Mr. Altobello has been our Director since 2012. Mr. Altobello currently serves as Chairman of Altobello Family LP. He is also a private investor and active board member of several companies, including DiamondRock Hospitality Company and Northstar Senior Care Trust, Inc. For over five years prior to this, Mr. Altobello was Chairman of Onex Food Services, Inc., the parent of Caterair International, Inc. and LSG/SKY Chefs. Mr. Altobello graduated from Loyola University Maryland, receiving an M.B.A., and from Georgetown University, receiving a B.A. MamaMancini’s believes that Mr. Altobello’s experience in specialty finance, food service distribution, and corporate governance will assist us.

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Dean Janeway, age 72.

Mr. Janeway has been our Director since 2012. Mr. Janeway retired from his more than 40-year career with Wakefern Food Corp., the largest retailer-owned cooperative in the United States, in 2011. From 1995 until his retirement, Mr. Janeway was Wakefern’s President and Chief Operating Officer. Mr. Janeway is a graduate of the Wharton School of Business of the University of Pennsylvania with an M.B.A. degree, and of Rutgers University with a B.A. degree in Marketing. MamaMancini’s believes that Mr. Janeway’s experience in corporate strategy, business development, operational oversight, and financial management will assist us.

RECOMMENDATION OF THE BOARD OF DIRECTORS:

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ELECTION OF THE DIRECTOR NOMINEES LISTED ABOVE.

PROPOSAL NO. 2

RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors has appointed Rosenberg Rich Baker Berman and Company, Certified Public Accountants (“RRBB”), as our independent registered public accounting firm to examine the consolidated financial statements of the Company for fiscal year ending January 31, 2017 The Board of Directors seeks an indication from shareholders of their approval or disapproval of the appointment.

The Board of Directors approved the engagement of RRBB as the Company’s new independent registered public accounting firm on January 24, 2013 after dismissing Seale and Beers, CPAs (“Seale and Beers”). RRBB will audit our consolidated financial statements for the fiscal year ended January 31, 2017. Representatives of RRBB are expected to attend the Annual Meeting, will have the opportunity to make a statement if they so desire, and are expected to be available to respond to appropriate questions.

Our consolidated financial statements for the fiscal years ended January 31, 2016 were audited by RRBB.

In the event shareholders fail to ratify the appointment of RRBB, the Board of Directors will reconsider this appointment. Even if the appointment is ratified, the Board of Directors, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time during the year if the Board of Directors determines that such a change would be in the interests of the Company and its shareholders.

The affirmative vote of the holders of a majority of the Company’s common stock represented and voting at the Annual Meeting either in person or by proxy will be required for approval of this proposal. Neither abstentions nor broker non-votes shall have any effect on the outcome of this vote.

RECOMMENDATION OF THE BOARD OF DIRECTORS:

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE RATIFICATION OF RRBB AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PROPOSAL 3

NON-BINDING ADVISORY VOTE APPROVING EXECUTIVE COMPENSATION

We are asking our stockholders to provide advisory approval of the compensation of the Named Officers, as described in the “Executive Compensation” section of this proxy statement. While this vote is advisory, and not binding on the Company, it will provide information to our Board and Compensation Committee regarding investor sentiment about our executive compensation policies and practices, which the Compensation Committee will be able to consider when determining executive compensation for the fiscal year ending 2017 and beyond.

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This proposal, commonly known as a “say-on-pay” proposal, gives the Company’s stockholders the opportunity to endorse or not endorse our executive compensation program and policies through the following resolution:

“RESOLVED, that the compensation of the Company’s Named Officers, as disclosed pursuant to compensation disclosure rules of the Securities and Exchange Commission located in the “Executive Compensation” section of this proxy statement, and the accompanying executive compensation table and narrative discussions, is hereby APPROVED.”

The vote on this Item 3 is advisory, and therefore not binding on the Company, the Compensation Committee, or the Board. The vote will not be construed to create or imply any change to the fiduciary duties of the Company or the Board, or to create or imply any additional fiduciary duties for the Company or the Board. However, the Board and the Compensation Committee value input from stockholders and will consider the outcome of the vote when making future executive compensation decisions. The affirmative vote of a majority of the shares present or represented and entitled to vote either in person or by proxy is required to approve this Proposal 3.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ADOPTION OF THE FOREGOING RESOLUTION APPROVING THE COMPANY’S EXECUTIVE COMPENSATION POLICIES AND PROCEDURES AND THE 2016 COMPENSATION PAID TO THE EXECUTIVE OFFICERS.

PROPOSAL 4

NON-BINDING ADVISORY VOTE REGARDING THE FREQUENCY OF ADVISORY VOTES ON EXECUTIVE COMPENSATION

The Board and the Compensation Committee are seeking stockholder opinions on the frequency of future advisory votes regarding the Company’s executive compensation. Consistent with the intent of the Dodd-Frank Act and SEC rules, the Board is providing stockholders with the opportunity to cast a non-binding advisory vote. The compensation of the Company’s Named Officers is disclosed in the “Executive Compensation” section of this proxy statement, and the accompanying compensation tables and the related disclosures. The Board of Directors asks the stockholders to indicate the frequency with which they would like future votes. We are providing stockholders with the option of selecting a frequency of one, two or three years, or abstaining. In the interests of transparency and recognizing the importance of stockholder involvement with the Company, we recommend that our stockholders select a frequency of voting on executive compensation every other year.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE OF “EVERY OTHER YEAR” FOR FUTURE ADVISORY VOTES ON THE COMPANY’S EXECUTIVE COMPENSATION.

CORPORATE GOVERNANCE

Board Meetings and Annual Meeting Attendance

The Board of Directors met ten times during fiscal year ended January 31, 2016. No director attended less than 100% of the meetings. Additionally, the Board acted approximately two times by unanimous written consent in lieu of a meeting during fiscal year 2016.

Audit Committee

Messrs. Thomas Toto, Dan Altobello and Steven Burns and currently serve as members of the Company’s separately designated Audit Committee, in accordance with section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), with Mr. Toto acting as its Chairman. The Board of Directors ratified the formation of its Audit Committee effective January 21, 2014.

The function of the Audit Committee, as detailed in the Audit Committee Charter, is to provide assistance to the Board in fulfilling its responsibility to the shareholders, potential shareholders, and investment community relating to corporate accounting, management practices, reporting practices, and the quality and integrity of the financial reports of the Company. In so doing, it is the responsibility of the Audit Committee to maintain free and open means of communication between the directors, the independent auditors and Company management.

The independent directors meet the independence standards of the NASDAQ Stock Exchange, and the SEC.

The Board of Directors pre-approved all services provided by our independent auditors for the fiscal year ended January 31, 2016.

Compensation Committee

Messrs. Alfred D’Agostino and Dean Janeway currently serve as members of the Compensation Committee, with Mr. D’Agostino acting as its Chairman. The Board of Directors formed its Compensation Committee on January 21, 2014.

The Compensation Committee sets the overall compensation principles for the Company, subject to annual review. The Compensation Committee may not delegate its authority. However, the Compensation Committee may retain counsel or consultants as necessary.

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The independent directors meet the independence standards of the NASDAQ Stock Exchange, the New York Stock Exchange and the SEC.

The Compensation Committee establishes the Company’s general compensation policy and, except as prohibited by law, may take any and all actions that the Board could take relating to compensation of directors, executive officers, employees and other parties. The Compensation Committee’s role is to (i) evaluate the performance of the Company’s executive officers, (ii) set compensation for directors and executive officers, (iii) make recommendations to the Board on adoption of compensation plans and (iv) administer Company compensation plans. When evaluating potential compensation adjustments, the Compensation Committee solicits and considers input provided by the Chief Executive Officer relating to the performance and/or contribution to the Company’s overall performance by executive officers and other key employees.

Nominating Committee

Mr. Dean Janeway and Mr. Alfred D’Agostino currently serve as members of the Nominating Committee, with Mr. Janeway acting as its Chairman. The Board of Directors formed its Nominating Committee on January 21, 2014.

The Nominating Committee’s role is to identify and recommend candidates for positions on the Board of Directors. The Nominating Committee’s policies are subject to annual review.

The function of the Nominating Committee, as detailed in the Nominating Committee Charter, is to recommend to the Board the slate of director nominees for election to the Board and to identify and recommend candidates to fill vacancies occurring between annual shareholder meetings. The Nominating Committee has established certain broad qualifications in order to consider a proposed candidate for election to the Board. The Nominating Committee has a strong preference for candidates with prior board experience with public companies. The Nominating Committee will also consider such other factors as it deems appropriate to assist in developing a board and committees that are diverse in nature and comprised of experienced and seasoned advisors. These factors include judgment, skill, diversity (including factors such as race, gender or experience), integrity, experience with businesses and other organizations of comparable size, the interplay of the candidate’s experience with the experience of other Board members, and the extent to which the candidate would be a desirable addition to the Board and any committees of the Board.

It is the policy of the Nominating Committee to consider candidates recommended by security holders, directors, executive officers and other sources, including, but not limited to, third-party search firms. Security holders of the Company may submit recommendations for candidates for the Board. Such submissions should include the name, contact information, a brief description of the candidate’s business experience and such other information as the person submitting the recommendation believes is relevant to the evaluation of the candidate. The Nominating Committee will review all such recommendations.

The Nominating Committee will evaluate whether an incumbent director should be nominated for re-election to the Board or any Committee of the Board upon expiration of such director’s term using the same factors as described above for other Board candidates. The Nominating Committee will also take into account the incumbent director’s performance as a Board member. Failure of any incumbent director to attend at least seventy-five percent (75%) of the Board meetings held in any year of service as a Board member will be viewed negatively by the Nominating Committee in evaluating the performance of such director.

Code of Ethics

The Company has adopted a code of ethics that is applicable to our directors and officers.

Director’s Compensation

The following Director Compensation Table sets forth the compensation of our directors for the fiscal years ending on January 31, 2016 and January 31, 2015.

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DIRECTOR COMPENSATION TABLE

Name and Principal Position (a)	Year (b)	Salary ($) (b)	Bonus ($) (b)	Stock Awards ($) (b)	Option Awards ($) (8) (b)	Non-Equity Incentive Plan Compensation ($) (b)	All Other Compensation ($) (b)	Total ($) (b)
	2015	$0	$0	$27,317	$0	$0	$0	$27,317
Steven Burns	2016	$0	$0	$10,000	$0	$0	$0	$10,000

	2015	$0	$0	$27,317	$0	$0	$0	$27,317
Alfred D’Agostino	2016	$0	$0	$10,000	$0	$0	$0	$10,000

	2015	$0	$0	$27,317	$0	$0	$0	$27,317
Thomas Toto	2016	$0	$0	$10,000	$0	$0	$0	$10,000

	2015	$0	$0	$27,317	$0	$0	$0	$27,317
Dan Altobello	2016	$0	$0	$10,000	$0	$0	$0	$10,000

	2015	$0	$0	$27,317	$0	$0	$0	$27,317
Dean Janeway	2016	$0	$0	$10,000	$0	$0	$0	$10,000

Directors and Executive Officers

The following table discloses our directors and executive officers as of April 1, 2016.

Name	Age	Position

Carl Wolf	72	Chief Executive Officer and Chairman of the Board of Directors

Matthew Brown	47	President and Director

Lewis Ochs	69	Chief Financial Officer

Steven Burns	55	Director

Alfred D’Agostino	62	Director

Thomas Toto	61	Director

Dan Altobello	75	Director

Dean Janeway	72	Director

In addition to the directors whose biographical information is set forth above, the Company’s Chief Financial Officer is Mr. Lewis Ochs, whose biography is set forth below.

Lewis Ochs – Chief Financial Officer

Mr. Ochs has been our Chief Financial Officer since February 2010. Mr. Ochs is also Chief Financial Officer of Hors D’oeuvres Unlimited. Prior to this, he was an owner of Captive Plastics, Inc. from 1979 through 1991. Mr. Ochs has a B.S. in Accounting from the University of Akron.

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Executive Officer Compensation

The following summary compensation table sets forth all compensation awarded to, earned by, or paid to the named executive officers paid by us during the years ended January 31, 2016 and January 31, 2015.

SUMMARY COMPENSATION TABLE

Name and Principal Position	Year(5)	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)(4)	Non-Equity Incentive Plan Compensation ($)	Non-Qualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Totals ($)
Carl Wolf
CEO/Chairman	2016	$150,000	0	0	0	0	0	0	$150,000
	2015	$150,000	0	0	0	0	0	0	$150,000

Matt Brown
President	2016	$110,000	0	0	0	0	0	0	$110,000
	2015	$110,000	0	0	0	0	0	0	$110,000

Lewis Ochs
Chief Financial
Officer	2016	$71,000	0	0	0	0	0	0	$71,000
	2015	$63,000	0	0	0	0	0	0	$63,000

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2016 OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

STOCK AWARDS

									Equity
								Equity	Incentive
								Incentive	Plan
						Number	Market	Plan	Awards:
						of	Value	Awards:	Market or
						Shares	of	Number	Payout
			Equity			or	Shares	of	Value of
			Incentive			Units	or	Unearned	Unearned
			Plan			of	Units	Shares,	Shares,
			Awards:			Stock	of	Units or	Units or
	Number of	Number of	Number of			That	Stock	Other	Other
	Securities	Securities	Securities			Have	That	Rights	Rights
	Underlying	Underlying	Underlying	Option		Not	Have	That	That
	Unexercised	Unexercised	Unexercised	Exercise	Option	Vested	Not	Have Not	Have Not
	Options (#)	Options (#)	Unearned	Price	Expiration	(#)	Vested	Vested	Vested
	Exercisable	Unexercisable	Options (#)	($)	Date	(g)	($)	(#)	(#)
Name (a)	(b)	(c)	(d)	(e)	(f)	(9)	(h)	(i)	(j)
Carl Wolf Chief Executive Officer(1)	0	0	0	0	0

Lewis Ochs
CFO	45,000	0	0	$1.00	4/26/2018

Matthew
Brown
President(2)	0	0	0	0	0

Steven
Burns
Director(3)	10,000	0	0	$1.00	4/26/2018

Alfred
D’Agostino
Director(4)	10,000	0	0	$1.00	4/26/2018

Thomas
Toto
Director(5)	10,000	0	0	$1.00	4/26/2018

Dan
Altobello
Director(6)	10,000	0	0	$1.00	4/26/2018

Dean
Janeway
Director(7)	10,000	0	0	$1.00	4/26/2018

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Family Relationships

Mr. Matthew Brown, our President, is the son-in-law of Mr. Carl Wolf, our Chief Executive Officer.

Involvement in Certain Legal Proceedings

To the best of our knowledge during the past five years, no director or officer of the Company has been involved in any of the following: (1) Any bankruptcy petition filed by or against such person individually, or any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time; (2) Any conviction in a criminal proceeding or being subject to a pending criminal proceeding (excluding traffic violations and other minor offenses); (3) Being subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his or her involvement in any type of business, securities or banking activities; and (4) Being found by a court of competent jurisdiction (in a civil action), the SEC or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended, or vacated.

Adverse Proceedings

There exists no material proceeding to which any director or officer is a party adverse to the Company or has a material interest adverse to the Company.

Compliance with Section 16(a) of the Exchange Act

Section 16(a) of the Exchange Act requires the Company’s directors, executive officers and persons who beneficially own 10% or more of a class of securities registered under Section 12 of the Exchange Act to file reports of beneficial ownership and changes in beneficial ownership with the SEC. Directors, executive officers and greater than 10% stockholders are required by the rules and regulations of the SEC to furnish the Company with copies of all reports filed by them in compliance with Section 16(a). To the best of the Company’s knowledge, any reports required to be filed were timely filed.

REPORT OF THE AUDIT COMMITTEE

The Audit Committee has reviewed and discussed the audited financial statements for fiscal year ended January 31, 2016 with MamaMancini’s management.

The Audit Committee has discussed with the Company’s independent auditors the matters required to be discussed by the Statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1, AU section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T.

The Audit Committee has received the written disclosures and the letter from the Company’s independent accountants required by Independence Standards Board Standard No. 1 (Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees), 2 as adopted by the Public Company Accounting Oversight Board in Rule 3600T, and has discussed with the independent accountant the independent accountant’s independence.

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Based on the such review and discussions, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the company’s annual report on Form 10-K for the last fiscal year for filing with the SEC.

Respectfully Submitted,

Thomas Toto

Audit Committee Chairman

The preceding Report of the Audit Committee will be filed with the records of the Company.

FEES TO INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Audit Fees

Audit Fees consist of assurance and related services that are reasonably related to the performance of the audit or review of our financial statements. This category includes fees related to the performance of audits and attest services not required by statute or regulations, and accounts consultations regarding the application of GAAP to proposed transactions. The aggregate Audit Fees billed for the fiscal years ended January 31, 2016 and January 31, 2015, were $40,000 and 31,890, respectively.

Audit Related Fees

The aggregate fees billed for assurance and related services by our principal accountant that are reasonably related to the performance of the audit or review of our financial statements, other than those previously reported in this Item 14, for the fiscal year ended January 31, 2016 and January 31, 2015 were $0 and $3,500, respectively.

Tax Fees

Tax Fees consist of the aggregate fees billed for professional services rendered by our principal accounts for tax compliance, tax advice, and tax planning. These services include preparation for federal and state income tax returns. The aggregate Tax Fees billed for the years ended January 31, 2016 and January 31, 2015 were $5,000 and $10,000, respectively.

All Other Fees

Aggregate fees billed for professional services provided by RRBB other than those described above were $0 for the years ended January 31, 2016 and January 31, 2015.

Audit Committee Pre-Approval Policies and Procedures

The Company’s Audit Committee has policies and procedures that require the pre-approval by the Audit Committee of all fees paid to, and all services performed by, the Company’s independent accounting firms. At the beginning of each year, the Audit Committee approves the proposed services, including the nature, type and scope of services contemplated and the related fees, to be rendered by these firms during the year. In addition, Audit Committee pre-approval is also required for those engagements that may arise during the course of the year that are outside the scope of the initial services and fees pre-approved by the Audit Committee.

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Pursuant to the Sarbanes-Oxley Act of 2002, 100% of the fees and services provided as noted above were authorized and approved by the Audit Committee in compliance with the pre-approval policies and procedures described herein.

TRANSACTIONS WITH RELATED PERSONS

There were the following transactions since the beginning of the Company’s last fiscal year, in which the Company was a participant and the amount involved exceeded $120,000, and in which any related person had or will have a direct or indirect material interest:

As of March 1, 2010, MamaMancini’s is under a supply and management agreement with JEFE until February 28, 2015. JEFE is owned by Matthew Brown and Karen Wolf (55%) and by Carl and Marion Wolf (45%), all of whom are shareholders of MamaMancini’s. Matthew Brown and Carl Wolf are also both officers and directors of MamaMancini’s. For the years ended January 31, 2016 and 2015, the company had a total of $24,000 and $48,000, respectively, incurred as other general and administrative expenses between the Company and JEFE. These expenses included insurance, freight, travel and other general and overhead expenses. Such expenses are the result of an informal arrangement between the Company and JEFE and no written agreement exists relating to the obligations to pay the same.

JEFE, owned by Matthew Brown and Karen Wolf and by Carl and Marion Wolf, as discussed in the preceding paragraph, is also contracted to produce and manufacture food products for MamaMancini’s. Currently, JEFE serves as our principal food manufacturing company. For the year ended January 31, 2016 and 2015, we paid JEFE $8,381,441 and $8,907,380, respectively, for the manufacturing of products. At January 31, 2016 and 2015, MamaMancini’s had a receivable in the amount of $2,248,781 and $2,213,037 from this manufacturer.

Two or our directors, Thomas Toto and Alfred D’Agostino work for World Wide Sales, Inc. (“World Wide Sales”), a perishable food broker that services the New York / New Jersey Metropolitan and Philadelphia marketplace. Mr. D’Agostino is the President of World Wide Sales. Pursuant to an informal arrangement, the Company has agreed to pay World Wide Sales the greater of $4,000 or 3% sales commission on net sales (sales less any promotions, credits, allowance, and short pay) to supermarket chains headquartered in the New York Metropolitan area per month. To date, World Wide Sales has never been paid in excess of $4,000 in any month.

Review, Approval or Ratification of Transactions with Related Persons

The Audit Committee of the Board of Directors, as stated in its charter, is responsible for the review, approval or ratification of all “transactions with related persons” as that term refers to transactions required to be disclosed by Item 404 of Regulation S-K promulgated by the SEC. In reviewing a proposed transaction, the Audit Committee must (i) satisfy itself that it has been fully informed as to the related party’s relationship and interest and as to the material facts of the proposed transaction and (ii) consider all of the relevant facts and circumstances available to the Audit Committee. After its review, the Audit Committee will only approve or ratify transactions that are fair to the Company and not inconsistent with the best interests of the Company and its stockholders.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS.

The following table provides the names and addresses of each person known to us to own more than 5% of our outstanding shares of common stock as of April 18, 2016 (26,530,916), and by the officers and directors, individually and as a group. Except as otherwise indicated, all shares are owned directly and the shareholders listed possess sole voting and investment power with respect to the shares shown.

Name of Beneficial Owner(1)	Shares		Percent (2)

5% or Greater Stockholders
N/A	—		—
Named Executive Officers and Directors
Carl Wolf	6,900,150	(3)	24.60%
Matthew Brown	5,457,471	(4)	20.437%
Lewis Ochs	52,980	(5)	*
Steven Burns	1,290,099	(6)	4.82%
Alfred D’Agostino	932,625	(7)	3.49%
Thomas Toto	784,477	(8)	2.95%
Daniel Altobello	213,105	(9)	*
Dean Janeway	288,104	(10)	1.08%
All executive officers and directors as a group (8 persons)	18,543,183		63.60	%(2)

* denotes less than 1%

(1)	Beneficial ownership is determined in accordance with Rule 13d-3(a) of the Exchange Act and generally includes voting or investment power with respect to securities. In determining beneficial ownership of our Common Stock, the number of shares shown includes shares which the beneficial owner may acquire upon exercise of debentures, warrants and options which may be acquired within 60 days. In determining the percent of Common Stock owned by a person or entity on April 18, 2016, (a) the numerator is the number of shares of the class beneficially owned by such person or entity, including shares which the beneficial ownership may acquire within 60 days of the conversion of Series A Preferred shares, exercise of debentures, warrants and options; and (b) the denominator is the sum of (i) the total shares of that class outstanding on April 18, 2016 (26,530,916) shares of Common Stock and (ii) the total number of shares that the beneficial owner may acquire upon conversion of Series A Preferred Stock, exercise of the debentures, warrants and options. Unless otherwise stated, each beneficial owner has sole power to vote and dispose of its shares. The address of each of the holders is 25 Branca Road, East Rutherford, NJ 07073.

(2)	Figures may not add up due to rounding of percentages.

(3)	The shares are held jointly with Ms. Marion F. Wolf. Ms. Wolf is the wife of Mr. Carl Wolf. Mr. Wolf maintains full voting control of such shares. Share total includes 5,385,333 shares directly owned, 740,741 shares issuable on conversion of 5,000 shares of Series A Convertible Preferred Stock and 774,075 shares issuable on the exercise of Warrants.

(4)	The shares are held jointly with Ms. Karen Wolf. Ms. Wolf is the wife of Mr. Matthew Brown. Mr. Brown maintains full voting control of such shares. Share total includes 5,275,989 shares directly owned, 74,074 shares issuable on conversion of 500 shares of Series A Convertible Preferred Stock and 107,408 shares issuable on the exercise of Warrants.

(5)	This amount includes 7,980 shares directly owned and options to purchase 45,000 common shares.

(6)	This amount includes 21,313 shares held by Steven Burns, 1,029,434 shares held by Point Prospect, Inc., a corporation which is wholly-owned by Steven Burns. Share total also includes 74,074 shares issuable on conversion of 500 shares of Series A Convertible Preferred Stock, 107,407 shares issuable on the exercise of Warrants and an option to purchase 57,871 shares of common stock.

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(7)	This amount includes 111,702 shares directly held by Alfred D’Agostino, 604,070 shares held by Alfred D’Agostino Revocable Living Trust 11/6/2009, of which Alfred D’Agostino is the beneficial owner. Share total also includes 74,074 shares issuable on conversion of 500 shares of Series A Convertible Preferred Stock, 107,407 shares issuable on the exercise of Warrants and an option to purchase 35,372 shares of common stock.

(8)	This amount includes 649,105 held by Thomas Toto and 66,667 held by Thomas and Andrea Toto, for which Thomas Toto is the beneficial owner. Share total also includes 33,333 shares issuable on the exercise of Warrants and an option to purchase 35,372 shares of common stock.

(9)	This amount includes 46,623 shares held by Daniel Altobello. Share total also includes 74,074 shares issuable on conversion of 500 shares of Series A Convertible Preferred Stock, 82,408 shares issuable on the exercise of Warrants and an option to purchase 10,000 shares of common stock.

(10)	This amount includes 96,623 shares held by Dean Janeway. Share total also includes 74,074 shares issuable on conversion of 500 shares of Series A Convertible Preferred Stock, 107,407 shares issuable on the exercise of Warrants and an option to purchase 10,000 shares of common stock.

SHAREHOLDER COMMUNICATIONS

The Board of Directors of the Company has not adopted a formal procedure that shareholders must follow to send communications to it. The Board of Directors does receive communications from shareholders, from time to time, and addresses those communications as appropriate. Shareholders can send communication to the Board of Directors in writing, to MamaMancini’s Holdings, Inc., 25 Branca Road, East Rutherford, New Jersey 07073, Attention: Board of Directors.

AVAILABILITY OF ANNUAL REPORT ON FORM 10-K AND HOUSEHOLDING

A copy of the Company’s Annual Report on Form 10-K as filed with the SEC is available upon written request and without charge to shareholders by writing to the Company c/o Secretary, 25 Branca Road, East Rutherford, New Jersey 07073 or by calling telephone number (201) 531-1212.

In certain cases, only one Proxy Statement may be delivered to multiple shareholders sharing an address unless the Company has received contrary instructions from one or more of the stockholders at that address. The Company will undertake to deliver promptly upon written or oral request a separate copy of the Proxy Statement, as applicable, to a stockholder at a shared address to which a single copy of such documents was delivered. Such request should also be directed to Secretary, MamaMancini’s Holdings, Inc., at the address or telephone number indicated in the previous paragraph. In addition, shareholders sharing an address can request delivery of a single copy of Proxy Statements if they are receiving multiple copies of Proxy Statements by directing such request to the same mailing address.

OTHER MATTERS

We have not received notice of and do not expect any matters to be presented for vote at the Annual Meeting, other than the proposals described in this Proxy Statement. If you grant a proxy, the person named as proxy holder, Carl Wolf, or their nominees or substitutes, will have the discretion to vote your shares on any additional matters properly presented for a vote at the Annual Meeting. If for any unforeseen reason, any of our nominees are not available as a candidate for director, the proxy holder will vote your proxy for such other candidate or candidates nominated by our Board.

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By Order of the Board of Directors

/s/ Carl Wolf
Carl Wolf
Chairman of the Board

East Rutherford, New Jersey
May 27, 2016

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PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF MAMAMANCINI’S HOLDINGS, INC.

The undersigned hereby appoints Carl Wolf as Proxy with full power of substitution to vote all the shares of common stock which the undersigned would be entitled to vote if personally present at the Annual Meeting of Shareholders to be held on June 22, 2016, at 12:00 Noon EDT. at 355 Murray Hill Parkway Suite 103 East Rutherford NJ 07043, or at any postponement or adjournment thereof, and upon any and all matters which may properly be brought before the Annual Meeting or any postponement or adjournments thereof, hereby revoking all former proxies.

Election of Directors

The nominees for the Board of Directors are:

Carl Wolf	Matthew Brown	Steven Burns	Alfred D’Agostino	Thomas Toto
Dan Altobello	Dean Janeway

Instruction: To withhold authority to vote for any individual nominee(s), write the nominee(s) name on the spaces provided below:

The Board of Directors recommends a vote FOR Proposal Nos. 1 and 3, a ratification of Proposal No. 2, and EVERY TWO YEARS on Proposal No. 4.

1.	To elect seven directors to hold office for a one-year term or until each of their successors are elected and qualified (except as marked to the contrary above).

[ ] FOR	[ ] AGAINST	[ ] ABSTAINS
[ ] WITHHOLDS

2.	To ratify the appointment of RRBB as the independent registered public accounting firm of the Company.

[ ] FOR	[ ] AGAINST	[ ] ABSTAINS
[ ] WITHHOLDS

3.	To approve, in a non-binding advisory vote, the compensation of the Company’s Named Officers

[ ] FOR	[ ] AGAINST	[ ] ABSTAINS
[ ] WITHHOLDS

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4.	To approve, in a non-binding advisory vote, the following frequency for future advisory votes on executive compensation

[ ] EVERY ONE YEAR	[ ] EVERY TWO YEARS
[ ] EVERY THREE YEARS	[ ] ABSTAINS

5.	To withhold the proxy’s discretionary vote on your behalf with regards to any other matters that are properly presented for a vote at the Annual Meeting, please mark the box below.

[ ] WITHHOLDS

This Proxy, when properly executed, will be voted in the matter directed herein by the undersigned shareholder. If no direction is made, this Proxy will be voted FOR each of the proposals.

Dated:                , 2016

Signature of Shareholder

Signature of Shareholder

Please date and sign exactly as your name(s) appears hereon. If the shares are registered in more than one name, each joint owner or fiduciary should sign personally. When signing as executor, administrator, trustee or guardian give full titles. Only authorized officers should sign for a corporation.

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